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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated April 11, 1997 appearing on page F-2 of Global Pharmaceutical Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Price Waterhouse LLP


    Philadelphia, PA
    October 15, 1997